UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-31817	42-1241468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2013, Cedar Realty Trust, Inc. (the “Company”) and Cedar Realty Trust Partnership, L.P. entered into a sales agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC (the “ Sales Agents”) under which the Company may offer and sell, from time to time, up to 10,000,000 shares of common stock (the “Shares”) in an “at the market” continuous offering program through either of the Sales Agents, acting as agent and/or principal.

Pursuant to the Sales Agreement, the Shares may be offered and sold in ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Company will pay each Sales Agent a commission not to exceed 2.0% of the gross sales price of Shares sold through such Sales Agent as sales agent under the Sales Agreement.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-179956). The Company filed a prospectus supplement, dated August 6, 2013, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

On August 6, 2013 Stroock & Stroock & Lavan LLP rendered their opinions as to the validity of the Shares to be issued and sold from time to time pursuant to the Sales Agreement and a tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	ATM Equity Offering Sales Agreement, dated August 6, 2013, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to the validity of the Shares

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters

23.1	Consents of Stroock & Stroock & Lavan LLP (contained in the opinions filed as Exhibits 5.1 and 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2013

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO

Exhibit Index

Exhibit Number	Description

1.1	ATM Equity Offering Sales Agreement, dated August 6, 2013, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and RBC Capital Markets, LLC

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to the validity of the Shares

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters

23.1	Consents of Stroock & Stroock & Lavan LLP (contained in the opinions filed as Exhibits 5.1 and 8.1)

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